UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  March 3, 2011

DineEquity, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	95-3038279
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

450 North Brand Boulevard, Glendale, California	91203-2306
(Address of principal executive offices)	(Zip Code)

(818) 240-6055

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02               Results of Operations and Financial Condition.

On March 3, 2011, DineEquity, Inc. (the “Corporation”), a Delaware corporation, issued a press release announcing its fourth quarter and fiscal 2010 financial results.  A copy of the press release is attached hereto as Exhibit 99.1.

The information contained in this Item 2.02, including the related information set forth in the press release attached hereto and incorporated by reference herein, is being “furnished” and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise. The information in this Item 2.02 shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, or into any filing or other document pursuant to the Exchange Act, except as otherwise expressly stated in any such filing.

Item 7.01               Regulation FD Disclosure.

On March 3, 2011, the Corporation also issued a press release regarding fiscal 2011 financial outlook.  A copy of the press release is attached hereto as Exhibit 99.2, and is incorporated herein by reference. The Corporation prepared a slide presentation that outlines its modeling assumptions for the sale of company-operated Applebee’s restaurants.  A copy of the slide presentation is attached hereto as Exhibit 99.3 and will be available on the Investor Info section of the Corporation’s website at http://investors.dineequity.com in the Calls and Presentations section.

The Corporation will host an investor conference call on March 3, 2011 to discuss its fourth quarter and fiscal 2010 financial results and its fiscal 2011 outlook.  The investor call will begin at 11:00 a.m. Eastern Time (8:00 a.m. Pacific Time).  A live webcast of the conference call will be available on the Investor Info section of the Corporation’s website in the Calls and Presentations section.

The information contained in this Item 7.01, including the related information set forth in the Press Release attached hereto and incorporated by reference herein as well as the slide presentation referenced above and attached hereto, are being “furnished” and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise. The information in this Item 7.01 shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, or into any filing or other document pursuant to the Exchange Act, except as otherwise expressly stated in any such filing.

Item 9.01.              Financial Statements and Exhibits.

(d)       Exhibits.

Exhibit Number	Description
99.1	Press Release Regarding Fourth Quarter and Fiscal 2009 Financial Results issued by the Corporation on March 3, 2011.
99.2	Press Release Regarding Guidance for Fiscal 2011 issued by the Corporation on March 3, 2011.
99.3	Slide Presentation Regarding Modeling Assumptions for the Sale of Company-Operated Applebee’s Restaurants.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: March 3, 2011	DINEEQUITY, INC.

	By:	/s/ John F. Tierney
John F. Tierney
Chief Financial Officer
(Principal Financial Officer)

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